Fund Name	Ticker Symbol (Exchange)
Simplify Managed Futures Strategy ETF	CTA (NYSE Arca, Inc.)
Simplify Commodities Strategy No K-1 ETF	HARD (NYSE Arca, Inc.)

each a series (each a “Fund”) of Simplified Exchange Traded Funds (the “Trust”)

Supplement dated August 31, 2026, to the Summary Prospectuses, Prospectus, and Statement of Additional
Information (“SAI”) dated November 1, 2025, as previously supplemented on January 6, 2026, and August 11, 2026

Effective immediately, Altis Partners (Jersey) Limited has concluded its services to the Funds as the Futures Adviser. Therefore, all references to Altis Partners (Jersey) Limited should be disregarded in the Funds’ Prospectus, Summary Prospectuses and SAI. Simplify Asset Management, Inc. will continue to serve as the Funds’ adviser and will continue to manage each Fund in accordance with its current strategy using its proprietary models.

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This Supplement and the Summary Prospectuses, Prospectus and SAI dated November 1, 2025, as supplemented from time to time, provide relevant information for all shareholders and should be retained for future reference. Each of the Summary Prospectuses, Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Funds at (855) 722-8488.